EX-32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of OncoVista Innovative Therapies, Inc. (the “Company”) for the period ended June 30, 2008 filed with the Securities and Exchange Commission (the “Report”), I, Alexander L. Weis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: August 14, 2008

By:	/s/ ALEXANDER L. WEIS, PH.D.
Alexander L. Weis, Ph.D.
Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to OncoVista Innovative Therapies, Inc. and will be retained by OncoVista Innovative Therapies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.